                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant    [X]
Filed by a Party other than the Registrant    [_]

Check the appropriate box:
[_]   Preliminary Proxy Statement            [_]   Confidential, For Use of the
[X]   Definitive Proxy Statement                   Commission Only (as permitted
[_]   Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]   Soliciting Material Under Rule 14a-12

                     EXCELSIOR PRIVATE EQUITY FUND II, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------

     (5)  Total fee paid:

     ---------------------------------------------------------------------------

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     ---------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------

     (3)  Filing Party:

     ---------------------------------------------------------------------------

     (4)  Date Filed:

     ---------------------------------------------------------------------------

[LOGO] EXCELSIOR FUNDS
Advised by U.S. Trust

                    EXCELSIOR PRIVATE EQUITY FUND II, INC.
                             114 West 47th Street
                         New York, New York 10036-1532

Dear Shareholder:

   You are cordially invited to attend the Annual Meeting (the "Meeting") of Shareholders of Excelsior Private Equity Fund II, Inc. (the "Company") to be held on Friday, March 21, 2003 at 10:00 a.m., New York time, at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036-1532.

   At the Meeting, shareholders of the Company will be asked to vote on the election of four directors.

   Whether or not you plan to attend the Meeting, your vote is needed. Whether or not you plan to attend the Meeting, please complete, sign and return the enclosed Proxy Card promptly. A postage-paid envelope is enclosed for this purpose.

   We look forward to seeing you at the Meeting or receiving your proxy so your shares may be voted at the Meeting.

                                          Sincerely yours,
                                          /s/ Douglas Lindgren
                                          Douglas A. Lindgren
                                          Co-Chief Executive Officer and Chief
                                            Investment Officer

            Shareholders Are Urged to Sign and Return the Enclosed
                     Proxy Card in the Enclosed Envelope.

[LOGO] EXCELSIOR FUNDS
Advised by U.S. Trust

                    EXCELSIOR PRIVATE EQUITY FUND II, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                              February 14, 2003

To the Shareholders of
Excelsior Private Equity Fund II, Inc.:

   The Annual Meeting of Shareholders (the "Meeting") of Excelsior Private Equity Fund II, Inc. (the "Company") will be held on Friday, March 21, 2003 at 10:00 a.m., New York time, at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036-1532.

   The Meeting will be held for the following purposes:

    1. to elect each of Mr. Bernstein, Mr. Hover, Mr. Imbimbo and Mr. Murphy as directors of the Company; and
    2. to transact such other business as may properly come before the Meeting or any adjournments thereof.

   The proposals referred to above are discussed in the Proxy Statement attached to this Notice. Each shareholder is invited to attend the Meeting in person. Shareholders of record at the close of business on January 24, 2003 have the right to vote at the Meeting. Whether or not you plan to attend the Meeting, we urge you to fill in, sign and promptly return the enclosed Proxy Card or vote your proxy via telephonic or electronic means in order that the Meeting can be held and a maximum number of shares may be voted.

                                          By Order of the Board of Directors of

                                            Excelsior Private Equity Fund II,
                                            Inc.

                                          Cynthia Englert
                                          Secretary

                      WE NEED YOUR PROXY VOTE IMMEDIATELY

   You may think your vote is not important, but it is vital. By law, the Annual Meeting of Shareholders of the Company scheduled for March 21, 2003 will have to be adjourned without conducting any business if less than a majority of the shares eligible to vote are represented at the Meeting. In that event, the Company would continue to solicit votes in an attempt to achieve a quorum. Clearly, your vote could be critical in allowing the Company to hold the Meeting as scheduled, so please return your proxy immediately.

                    EXCELSIOR PRIVATE EQUITY FUND II, INC.
                             114 West 47th Street
                         New York, New York 10036-1532

                                PROXY STATEMENT

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of Excelsior Private Equity Fund II, Inc. (the "Company"). The Annual Meeting of Shareholders will be held at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036-1532 on Friday, March 21, 2003 at 10:00 a.m., New York time (the "Meeting"). This Proxy Statement and the accompanying Proxy Card are first being mailed to shareholders on or about February 14, 2003.

   It is expected that the solicitation of proxies will be primarily by mail. The costs of preparing, assembling and mailing material in connection with the solicitation of proxies will be borne by the Company. The Company's officers, investment adviser and administrator may assist in the solicitation of proxies by telephone, telegraph, facsimile, personal interview or the Internet. If the Company records proxy votes by telephone or the Internet, it will use procedures to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed Proxy Card or by attending the Meeting and electing to vote in person. Proxies given by telephone or the Internet may be revoked at any time before they are voted in the same manner as proxies given by mail.

   The following summarizes the proposal to be voted on at the Meeting.

Proposal

    1. To elect each of Mr. Bernstein, Mr. Hover, Mr. Imbimbo and Mr. Murphy as directors of the Company.

   A Proxy Card is enclosed with respect to the shares you own in the Company. If the Proxy is executed and returned properly, the shares represented by it will be voted at the Meeting in accordance with your instructions. Each share is entitled to one vote.

   Shareholders are requested to complete the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States.

    The Company's Board of Directors Unanimously Recommends a Vote in Favor of the Proposal Described in this Proxy Statement.

Dated: February 14, 2003

                                 INTRODUCTION

   The Company has been organized as a Maryland corporation to engage in the business of a closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the "1940 Act"). This Meeting constitutes an annual meeting of shareholders that has been called to consider a proposal relating to the matter discussed below.

                      PROPOSAL 1:   ELECTION OF DIRECTORS

   The proposal to be considered at the Meeting is the election of the directors of the Company.

   At the Meeting, shareholders will be asked to consider the election of four nominees who will constitute the entire Board of Directors of the Company.

   Each director so elected will hold office until his successor is elected and qualified, or until his term as a director is terminated as provided in the Company's by-laws. The persons named as proxies in the accompanying Proxy Card have been designated by the Board and intend to vote for the nominees named below, unless otherwise directed. Messrs. Bernstein, Hover, Imbimbo and Murphy are incumbent directors. Messrs. Bernstein and Murphy were appointed as directors of the Company by the sole incorporator in the Articles of Incorporation dated March 20, 1997. Mr. Hover was appointed as a director on December 9, 1998 by the then current directors in order to fill a vacancy on the Board of Directors. Mr. Imbimbo was appointed as a director on April 6, 2000 to fill a vacancy on the Board of Directors. The nominees have consented to serve as directors.

   All shares represented by valid proxies will be voted in the election of directors for each nominee named below unless authority to vote for all nominees or a particular nominee is withheld. The four nominees who receive the highest number of votes cast at the Meeting will be elected as directors. Cumulative voting is not permitted. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Board of Directors may recommend, unless a decision is made to reduce the number of directors. For more information, see "Voting Information--Quorum." The following tables set forth certain information about each of the nominees:

                                                                                            Number of
                        Position(s)  Term of Office                                     Portfolios in Fund
                         Held with   and Length of    Principal Occupation(s) During     Complex Overseen
 Name, Address and Age  the Company   Time Served   Past 5 Years and Other Affiliations    by Director*
----------------------- ------------ -------------- ----------------------------------- ------------------
John C. Hover II, 59**  Director and  Annual terms     Mr. Hover retired as an                  4
United States Trust     Chairman of   since            Executive Vice President of
  Company of New York   the Board     December 9,      U.S. Trust in 1998 after 22
114 West 47th Street                  1998             years of service. He was re-
New York, NY 10036-1532                                sponsible for the Personal
                                                       Asset Management and Pri-
                                                       vate Banking Group and
                                                       served as Chairman of U.S.
                                                       Trust International. Prior
                                                       to joining U.S. Trust, he
                                                       was a commercial banker
                                                       with Chemical Bank. Mr.
                                                       Hover received his B.A.
                                                       degree in English Liter-
                                                       ature from the University of
                                                       Pennsylvania and a M.B.A.
                                                       degree in Marketing from
                                                       The Wharton School. He is
                                                       a trustee of the University
                                                       of Pennsylvania, and is
                                                       Chairman of the Board of
                                                       Overseers of the Uni-
                                                       versity's Museum of
                                                       Archaeology and Anthro-
                                                       pology. He is a trustee and
                                                       Vice President of the Penn
                                                       Club of New York.

-------------
* The "Fund Complex" consists of UST Private Equity Investors Fund, Inc., Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Hedge Fund of Funds I, LLC.
**Mr. Hover is an interested person of the Company, as defined in the 1940 Act, due to the fact that he holds securities of The Charles Schwab Corporation, a parent company of the investment adviser.

                                                                                             Number of
                         Position(s)  Term of Office                                     Portfolios in Fund
                          Held with   and Length of    Principal Occupation(s) During     Complex Overseen
 Name, Address and Age   the Company   Time Served   Past 5 Years and Other Affiliations    by Director*
------------------------ ------------ -------------- ----------------------------------- ------------------
Gene M. Bernstein, 55    Director and  Annual terms    Mr. Bernstein has been asso-              5
United States Trust      Member of     since           ciated with Northville In-
  Company of New York    the Audit     March 20,       dustries Holding Corp., a
114 West 47th Street     Committee     1997            third generation privately-
New York, NY 10036- 1532                               held petroleum marketing,
                                                       trading, storage and dis-
                                                       tribution company, since
                                                       1982. He has held positions
                                                       there ranging from Vice
                                                       President to President to
                                                       Vice Chairman, and cur-
                                                       rently serves as a Director.
                                                       From 2000-2001 he was
                                                       Dean of the Skodneck Busi-
                                                       ness Development Center at
                                                       Hofstra University in Hemp-
                                                       stead, New York. He is a
                                                       former Chairman and cur-
                                                       rent member of the Board of
                                                       Trustees at his alma mater,
                                                       Alfred University, from
                                                       which he holds a B.A. degree
                                                       in English Literature. He
                                                       also has an M.A. degree in
                                                       English Literature from the
                                                       University of Wisconsin and
                                                       a Ph.D. in English Literature
                                                       from the University of
                                                       Massachusetts.

Stephen V. Murphy, 57    Director and  Annual terms    Since 1991, Mr. Murphy has                5
United States Trust      Member of     since           been President of S.V. Mur-
  Company of New York    the Audit     March 20,       phy & Co., Inc., an invest-
114 West 47th Street     Committee     1997            ment banking firm that
New York, NY 10036-1532                                specializes in mergers and
                                                       acquisitions, divestitures and
                                                       strategic and capital-related
                                                       advisory services for financial
                                                       and other institutions. From
                                                       1988 until 1990, he was
                                                       Managing Director of Mer-
                                                       rill Lynch Capital Markets in
                                                       charge of the Financial
                                                       Institutions Mergers and

                                                                                               Number of
                           Position(s)  Term of Office                                     Portfolios in Fund
                            Held with   and Length of    Principal Occupation(s) During     Complex Overseen
  Name, Address and Age    the Company   Time Served   Past 5 Years and Other Affiliations    by Director*
-------------------------- ------------ -------------- ----------------------------------- ------------------
                                                           Acquisitions Department.
                                                           Prior to 1988, Mr. Murphy
                                                           was Managing Director of
                                                           The First Boston Corpo-
                                                           ration where he headed up
                                                           its Investment Banking
                                                           Department's Commercial
                                                           Bank Group. Mr. Murphy
                                                           holds a B.S.B.A. degree
                                                           from Georgetown Uni-
                                                           versity and a M.B.A. degree
                                                           from Columbia University.

Victor F. Imbimbo, Jr., 49 Director and Annual             Since October 2002, Mr.                 5
United States Trust        Member of    terms since        Imbimbo has been head of
  Company of New York      the Audit    April 6, 2000      healthcare marketing in the
114 West 47th Street       Committee                       United States for TBWA, a
New York, NY 10036-1532                                    global marketing agency.
                                                           Prior to this, he was with
                                                           Bedrock Communications,
                                                           Inc., a consulting company
                                                           addressing the merger of
                                                           traditional and digital
                                                           communications solutions,
                                                           since 1996. He was also the
                                                           founder of the Hadley
                                                           Group, a promotional mar-
                                                           keting company, in 1985,
                                                           which he ran until 1996.
                                                           Prior to 1985, Mr. Imbimbo
                                                           held marketing positions
                                                           with Miller Brewing Com-
                                                           pany and General Mills.
                                                           While at Miller Brewing
                                                           Company, Mr. Imbimbo
                                                           oversaw all new product
                                                           development and market-
                                                           ing. Mr. Imbimbo holds a
                                                           B.S. degree and a M.B.A.
                                                           degree from Purdue Uni-
                                                           versity.

-------------
* The "Fund Complex" consists of UST Private Equity Investors Fund, Inc., Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Hedge Fund of Funds I, LLC.

   In the fiscal year of the Company ended October 31, 2002, the directors met 4 times. Each of Messrs. Bernstein, Hover, Murphy and Imbimbo attended all of the meetings of the Board.

   The Company does not have standing nominating or compensation committees. The Company has a standing audit committee that convened twice during the fiscal year ended October 31, 2002. The audit committee reviews both the audit and non-audit work of the Company's independent public accountants, submits recommendations to the board of directors as to the selection of independent public accountants and reviews compliance of the Company with regulations of the Securities and Exchange Commission and the Internal Revenue Service and other related matters. On December 17, 2002, the Company renewed its written charter for the audit committee, which was initially adopted on January 23, 2001 and filed as part of the Company's Proxy Statement for its 2001 Annual Shareholders Meeting, without any amendments or modifications. Messrs. Bernstein, Imbimbo and Murphy, each of whom is an independent director, are members of the audit committee.

   Audit Committee Report. The audit committee has reviewed and discussed the audited financial statements with management and the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards) with the independent auditors. The audit committee has received written disclosures and a letter from the independent accountants as required by Independence Standards Board Standard No. 1 and has discussed with the independent accountants the independent accountants' independence. Based on the foregoing, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2002. The audit committee has considered whether the provision of non-audit services by Ernst & Young LLP is compatible with maintaining Ernst & Young LLP's independence.

                                                     Gene M. Bernstein
                                                     Stephen V. Murphy
                                                     Victor F. Imbimbo, Jr.

   Each director receives an annual fee of $9,000 and a meeting fee of $1,500 for each meeting attended and is reimbursed for expenses incurred for attending meetings. The Company does not have a stock option plan, other long-term incentive plan, retirement plan or other retirement benefits. No person who is an officer, director or employee of United States Trust Company of New York or U.S. Trust Company (together, "U.S. Trust" or the "Investment Adviser") or of any parent, subsidiary or affiliate thereof, who serves as an officer, director or employee of the Company, receives any compensation from the Company.

   The following charts provide certain information about the fees received by the directors in the fiscal year ended October 31, 2002.

                                                       Total Compensation
                                                        from the Company
                                Aggregate Compensation and Fund Complex*
       Name of Person, Position    From the Company     Paid to Director
       ------------------------ ---------------------- ------------------
          John C. Hover II**...        $15,000         $47,750 (4 Funds)
           Director

-------------
* The "Fund Complex" consists of UST Private Equity Investors Fund, Inc., Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Hedge Fund of Funds I, LLC.
** Mr. Hover is an interested person of the Company.

                                                       Total Compensation
                                                        from the Company
                                Aggregate Compensation and Fund Complex*
       Name of Person, Position    From the Company    Paid to Directors
       ------------------------ ---------------------- ------------------
        Gene M. Bernstein......        $15,000         $64,250 (5 Funds)
         Director
        Stephen V. Murphy......        $15,000         $64,250 (5 Funds)
         Director
        Victor F. Imbimbo, Jr..        $15,000         $64,250 (5 Funds)
         Director

-------------
* The "Fund Complex" consists of UST Private Equity Investors Fund, Inc., Excelsior Private Equity Fund II, Inc., Excelsior Venture Partners III, LLC, Excelsior Venture Investors III, LLC and Excelsior Hedge Fund of Funds I, LLC.

   The following charts provide certain information relating to the directors' security ownership in the Fund and Fund Complex.

                                                  Aggregate Dollar Range
                                                  of Equity Securities in
                                                   All Funds Overseen by
                          Dollar Range of Equity   Director in Family of
        Name of Director  Securities in the Fund*  Investment Companies
       ------------------ ----------------------- -----------------------
       John C. Hover II**          none              $50,001-$100,000

-------------
*  Security valuations as of January 31, 2003.
** Mr. Hover is an interested person of the Company.

                                                    Aggregate Dollar Range
                                                    of Equity Securities in
                                                      All Funds Overseen
                            Dollar Range of Equity  byDirector in Family of
        Name of Director    Securities in the Fund*  Investment Companies
     ---------------------- ----------------------- -----------------------
     Gene M. Bernstein.....    $50,001-$100,000           over $100,000
     Stephen V. Murphy.....    $ 10,001-$50,000           over $100,000
     Victor F. Imbimbo, Jr.                none         $10,001-$50,000

-------------
*  Security valuations as of January 31, 2003.

   The Company's Board of Directors Unanimously Recommends that Shareholders
            Vote "FOR" Each of the Foregoing Nominees for Director.

                              VOTING INFORMATION

   Record Date. Only shareholders of record at the close of business on January 24, 2003 will be entitled to vote at the Meeting. On that date, the number of outstanding shares of the Company was 195,730. All shares of the Company will vote in the aggregate.

   You should send your proxy in by one of the following methods.

    1. Complete, sign and return the enclosed Proxy Card promptly in the postage-paid envelope.
    2. Call 1-800-690-6903. Enter the 12-digit control number on the enclosed Proxy Card and follow the telephone instructions.
    3. Use the Internet at www.proxyvote.com. Enter the 12-digit control number on the enclosed Proxy Card and follow the instructions on the website.

   In accordance with Section 2-507 of the Maryland General Corporation Law, shareholders may authorize the persons named as proxies to vote their shares by telephone, telegram or other electronic means, including the Internet.

   Quorum. A quorum is constituted with respect to the Company by the presence in person or by proxy of the holders of more than 50% of the outstanding shares entitled to vote. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Meeting but which have not been voted. Because they are not considered to be votes cast, abstentions and broker "non-votes" will have no effect on the election of directors.

   In the event that a quorum is not present at the Meeting (or at any adjournment thereof) or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares that are represented at the Meeting in person or by proxy. If a quorum is not present, all proxies will be voted in favor of adjournment. However, if a quorum is present at the Meeting but it appears that one or more proposals may not receive shareholder approval, the persons named as proxies may propose an adjournment of the Meeting.

   For an adjournment to occur, sufficient votes to adjourn must be voted in favor of adjournment. The persons named as proxies will vote the following shares in favor of adjournment:

    . all shares for which they are entitled to vote in favor of (i.e., "FOR") any of the proposals that will be considered at the adjourned meeting; and

    .  abstentions.

   The persons named as proxies will vote the following shares against adjournment:

    . all shares for which they must vote "AGAINST" all proposals that will be considered at an adjourned meeting.

   A shareholder vote may be taken with respect to the Company on any (but not all) of the proposals prior to any such adjournment as to which sufficient votes have been received for approval.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   As of January 31, 2003, certain beneficial owners, the directors, the chief executive officer and the directors and executive officers as a group held of record the following shares. Except as set forth below, to the Company's knowledge and based solely on a review of Forms 13D and 13G filed with the Securities and Exchange Commission (or the lack of such filings, as the case may be), no other person beneficially owned more than 5% of the Company's shares.

                                                       Amount and Nature
                                                         of Beneficial
Title of Class Name and Address of Beneficial Owner(1)   Ownership (#)   Percent of Class (%)
-------------- --------------------------------------- ----------------- --------------------
Common Shares. United States Trust Company of New York 170,843 shares(2)        87.29
               John C. Hover II                                     none          *
               Gene M. Bernstein                           200 shares(3)          *
               Stephen V. Murphy                              125 shares          *
               David I. Fann(4)                                25 shares          *
               Douglas A. Lindgren(5)                          71 shares          *
               Directors and executive officers
               as a group (11 persons)                        473 shares          *

-------------
 * Less than one percent.
(1)The address for all, except David I. Fann and Douglas A. Lindgren, is c/o United States Trust Company of New York, 114 West 47th Street, New York, NY 10036-1532.
(2)United States Trust Company of New York has sole or shared voting and/or investment power over all of such shares which are beneficially owned by its clients. United States Trust Company of New York disclaims beneficial ownership of all such shares.
(3)Includes 100 shares beneficially owned by Mr. Bernstein's wife for which Mr. Bernstein disclaims beneficial ownership.
(4)The address for David I. Fann is c/o U.S. Trust Company, N.A., 5 Palo Alto Square, 9th Floor, 3000 Camino Real, Palo Alto, CA 94306.
(5)The address for Douglas A. Lindgren is c/o U.S. Trust Company, 225 High Ridge Road, Stamford, CT 06905. Includes 26 shares beneficially owned by Mr. Lindgren's wife for which Mr. Lindgren disclaims beneficial ownership.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Under the federal securities laws, the Company's directors and executive officers and any persons holding more than 10% of the Company's outstanding shares are required to report their ownership of the Company's shares and any changes in ownership of the Company's shares to the Company and the Securities and Exchange Commission. To the best of the Company's knowledge, these filings have all been satisfied by the Company's directors and executive officers.

                                 OTHER MATTERS

   Shareholder proposals intended for inclusion in the Company's proxy statement in connection with the Company's 2004 annual meeting of shareholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act"), must be received by the Company at the Company's principal executive offices by October 14, 2003. In order for proposals made outside of Rule 14a-8 under the Securities Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Securities Exchange Act, such proposals must be received by the Company at the Company's principal executive offices not later December 31, 2003. Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders should send such proposal to the Company at: c/o U.S. Trust Company, 225 High Ridge Road, Stamford, CT 06905, Attention: Cynthia Englert, Secretary.

   No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Company.

   Shareholders may receive a copy of the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 2002 without charge by submitting a request in writing to the Company at: c/o U.S. Trust Company, 225 High Ridge Road, Stamford, CT 06905, Attention: Cynthia Englert, Secretary.

   Only one proxy statement is being delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver promptly upon request a separate copy of the proxy statement to a shareholder at a shared address to which a single copy of the documents was delivered. Shareholders can notify the Company that they would like to receive a separate copy of the proxy statement by submitting a request in writing to the Company at: c/o U.S. Trust Company, 225 High Ridge Road, Stamford, CT 06905, Attention: Cynthia Englert, Secretary, or via telephone at (203) 352-4400. Shareholders sharing an address and receiving multiple copies of proxy statements may request to receive a single copy by contacting the Company as set forth above.

                        INDEPENDENT PUBLIC ACCOUNTANTS

   The board of directors, including all of the directors who are not "interested persons" of the Company (as defined in the 1940 Act), selected Ernst & Young LLP as the Company's independent public accountants at a meeting held on December 17, 2002. Since the Company complies with the provisions of Rule 32a-4 of the 1940 Act, it is not required to submit the selection of independent auditors to shareholders for ratification. Ernst & Young LLP, with offices at 787 Seventh Avenue, New York, New York, 10019, has served as the Company's independent public accountants since the date of the inception of the Company. A representative of Ernst & Young LLP is expected to be available at the Meeting to respond to appropriate questions should any matter arise requiring consultation with the accountants, and Ernst & Young LLP will be given the opportunity to make a statement if it chooses.

                     FEES PAID TO INDEPENDENT ACCOUNTANTS

   Audit Fees. The aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of the Company's annual financial statements for the fiscal year ended October 31, 2002 and the reviews of the financial statements included in the Company's Forms 10-Q for that fiscal year were $60,500.

   Financial Information Systems Design and Implementation Fees. Ernst & Young LLP billed no fees for non-audit professional services relating to the Company's financial information systems for the Company's fiscal year ended October 31, 2002.

   All Other Fees. The aggregate fees billed for all other services rendered by Ernst & Young LLP for the Company's fiscal year ended October 31, 2002 were $8,400.

                            ADDITIONAL INFORMATION

   Investment Adviser. United States Trust Company of New York, which has its principal offices at 114 West 47th Street, New York, New York 10036-1532, is a New York state chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, which has its principal offices at 225 High Ridge Road, Stamford, Connecticut 06905, is a Connecticut state chartered bank and trust company. United States Trust Company of New York, acting through its registered investment advisory division, U.S. Trust-New York Fund Advisers Division and U.S. Trust Company, acting through its registered investment advisory division, U.S. Trust-Connecticut Fund Advisers Division, serve as co-investment advisers to the Company under an investment advisory agreement with the Company, and each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company, which has its principal offices at 114 West 47th Street, New York, New York 10036-1532, and which is, in turn, a wholly-owned subsidiary of The Charles Schwab Corporation, which has its principal offices at 120 Kearney Street, San Francisco, California 94108.

   Administrator. As of January 2003, PFPC Inc., which is located at 103 Bellevue Parkway, Wilmington, DE 19809, is the administrator for the Company.

   Other. The Company does not currently employ a principal underwriter.

   Officers. Officers of the Company are elected by the directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Company's officers:

                            Position(s)
                             Held with    Length of         Principal Occupation(s) During
  Name, Address and Age     the Company  Time Served      Past 5 Years and Other Affiliations
-------------------------- ------------- ----------- ----------------------------------------------
David I. Fann, 38          President and    Since    Mr. Fann serves as President and Co-Chief
  U.S. Trust Company, N.A. Co-Chief         March    Executive Officer of UST Private Equity
  5 Palo Alto Square       Executive        1998     Investors Fund, Inc., Excelsior Venture
  9th Floor                Officer                   Partners III, LLC and Excelsior Venture
  3000 Camino Real                                   Investors III, LLC and as Managing
  Palo Alto, CA 94303                                Director of U.S. Trust. He is focused on
                                                     direct investments in information services
                                                     and life sciences. Prior to joining U.S. Trust
                                                     in April 1994, Mr. Fann served in various
                                                     capacities for Citibank from 1986 through
                                                     1994, including, as a Vice President of
                                                     Citibank and its small business investment

                        Position(s)
                         Held with   Length of         Principal Occupation(s) During
 Name, Address and Age  the Company Time Served      Past 5 Years and Other Affiliations
----------------------- ----------- ----------- ----------------------------------------------
                                                company subsidiary, Citicorp Venture
                                                Capital Ltd. from 1991 until 1994. While at
                                                Citicorp Venture Capital Ltd., Mr. Fann
                                                invested in buyout and venture capital
                                                transactions and venture capital funds and
                                                served on the board of directors of several
                                                of its portfolio companies. Mr. Fann holds a
                                                B.A.S. degree in Industrial Engineering and
                                                Economics from Stanford University. Mr.
                                                Fann is on the boards of Adeza Biomedical
                                                Corp., Ancile Pharmaceuticals, Inc.,
                                                Cenquest, Inc., Curon Medical, Inc.,
                                                Genoptix, Inc., Pilot Software Acquisition
                                                Corp., Protogene Laboratories, Inc., and
                                                Tensys Medical, Inc.

Douglas A. Lindgren, 41 Co-Chief       Since    Mr. Lindgren serves as Co-Chief Executive
  U.S. Trust Company    Executive      March    Officer and Chief Investment Officer of
  225 High Ridge Road   Officer        1998     UST Private Equity Investors Fund, Inc.,
  Stamford, CT 06905    and Chief               Excelsior Venture Partners III, LLC and
                        Investment              Excelsior Venture Investors III, LLC and as
                        Officer                 Managing Director of U.S. Trust. He is
                                                focused on direct investments in
                                                information technology, information
                                                services and communications. Prior to
                                                joining U.S. Trust in April 1995, Mr.
                                                Lindgren served in various capacities for
                                                Inco Venture Capital Management
                                                ("IVCM") from January 1988 through
                                                March 1995, including President and
                                                Managing Principal from January 1993
                                                through March 1995. While at IVCM, Mr.
                                                Lindgren invested in venture capital and
                                                buyout transactions and served on the
                                                board of directors of several of its portfolio
                                                companies. Before joining IVCM, Mr.
                                                Lindgren was employed by Salomon
                                                Brothers Inc. and Smith Barney, Harris
                                                Upham & Co., Inc. He is an Adjunct
                                                Professor of Finance at Columbia
                                                University's Graduate School of Business,
                                                where he has taught courses on venture
                                                capital since 1993. Mr. Lindgren holds
                                                M.B.A. and B.A. degrees from Columbia

                      Position(s)
                       Held with   Length of         Principal Occupation(s) During
Name, Address and Age the Company Time Served      Past 5 Years and Other Affiliations
--------------------- ----------- ----------- ----------------------------------------------
                                              University. He serves on the United States
                                              Trust Company of New York Portfolio
                                              Policy Committee. Mr. Lindgren is on the
                                              boards of Ethertronics, Inc., MIDAS Vision
                                              Systems, Inc., Monterey Design Systems,
                                              Inc., NetLogic Microsystems, Inc., and
                                              Virtual Silicon Technology, Inc.

Brian F. Schmidt, 44   Chief         Since    Chief Financial Officer of UST Private
  U.S. Trust Company   Financial     March    Equity Investors Fund, Inc., Excelsior
  225 High Ridge Road  Officer       1998     Venture Partners III, LLC and Excelsior
  Stamford, CT 06905                          Venture Investors III, LLC and Senior Vice
                                              President of U.S. Trust, Mr. Schmidt is the
                                              Division Manager of Mutual Funds with
                                              U.S. Trust. He is responsible for the
                                              operation and administration of the
                                              Excelsior Family of Funds and the U.S.
                                              Trust Co. Common Trust Funds. Mr.
                                              Schmidt joined U.S. Trust in 1991 from
                                              Prudential Insurance Company of America,
                                              where he was Director of Accounting. Prior
                                              to that he was a senior accounting manager
                                              at Dreyfus Corporation. Mr. Schmidt has 20
                                              years of experience in financial services,
                                              concentrating in mutual funds. He received
                                              his B.S. degree from Marist College. He is
                                              on the Accountant's and Treasurer's
                                              Committee of the Investment Company
                                              Institute.

Frank D. Bruno, 42     Treasurer     Since    Treasurer of UST Private Equity Investors
  U.S. Trust Company                 March    Fund, Inc., Excelsior Venture Partners III,
  225 High Ridge Road                1998     LLC and Excelsior Venture Investors III,
  Stamford, CT 06905                          LLC and Vice President of U.S. Trust, Mr.
                                              Bruno is a Vice President in the Mutual
                                              Funds Administration Department of an
                                              affiliate of U.S. Trust. Prior to joining U.S.
                                              Trust in March 1994, he worked for the
                                              Dreyfus Corporation and PriceWaterhouse.
                                              Mr. Bruno received his B.S. degree from
                                              the Pennsylvania State University.

                      Position(s)
                       Held with   Length of         Principal Occupation(s) During
Name, Address and Age the Company Time Served      Past 5 Years and Other Affiliations
--------------------- ----------- ----------- ---------------------------------------------

Lee A. Gardella, 35    Vice          Since    Vice President of UST Private Equity
  U.S. Trust Company   President     March    Investors Fund, Inc., Excelsior Venture
  225 High Ridge Road                1998     Partners III, LLC, Excelsior Venture
  Stamford, CT 06905                          Investors III, LLC and U.S. Trust, Mr.
                                              Gardella joined U.S. Trust in September
                                              1997. He is focused on direct investments in
                                              information technology companies and on
                                              fund investments. Mr. Gardella currently
                                              has monitoring responsibilities for several
                                              portfolio companies including Captura
                                              Software, Inc. and LogicVision, Inc. From
                                              July 1994 to September 1997, Mr. Gardella
                                              held several positions with the Edison
                                              Venture Fund, an expansion-stage venture
                                              capital firm in Lawrenceville, N.J. In
                                              addition, Mr. Gardella has worked at
                                              Wilshire Associates and National Steel
                                              Corporation. Mr. Gardella has served as a
                                              director of the Greater Philadelphia
                                              Venture Group. He received a M.B.A.
                                              degree from the University of Notre Dame
                                              and a B.S.B.A. degree in Finance from
                                              Shippensburg University. Mr. Gardella is a
                                              Chartered Financial Analyst. Mr. Gardella is
                                              on the boards of ClearOrbit, Inc.,
                                              LogicLibrary, Inc., and Pilot Software
                                              Acquisition Corp.

James F. Rorer, 32     Vice          Since    Vice President of UST Private Equity
  U.S. Trust Company   President     March    Investors Fund, Inc., Excelsior Venture
  225 High Ridge Road                2000     Partners III, LLC and Excelsior Venture
  Stamford, CT 06905                          Investors III, LLC and U.S. Trust, Mr. Rorer
                                              is focused on direct investments in
                                              information services and life sciences. Prior
                                              to joining U.S. Trust in May 1999, he
                                              worked at Bain & Company ("Bain"), a
                                              leading global strategic consulting firm,
                                              from September 1996 until April 1999. He
                                              was a consultant in the Private Equity
                                              Practice, providing strategic due diligence
                                              services to large private equity firms. In
                                              addition, Mr. Rorer also spent time in
                                              Bain's standard consulting practice,

                       Position(s)
                        Held with     Length of        Principal Occupation(s) During
Name, Address and Age  the Company   Time Served     Past 5 Years and Other Affiliations
--------------------- -------------- ----------- -------------------------------------------
                                                 working with companies on a variety of
                                                 strategic issues in a number of different
                                                 industries including automotive, electric
                                                 power, telecommunications, consumer
                                                 products and financial services. Mr. Rorer
                                                 was an investment banking analyst at CS
                                                 First Boston from 1992 to 1994, where he
                                                 worked on mergers and acquisitions and
                                                 financing for banks and consumer finance
                                                 companies. Mr. Rorer graduated from
                                                 Duke University, Phi Beta Kappa, with a
                                                 degree in Economics and Mathematics. He
                                                 holds a M.B.A. degree from Harvard
                                                 Business School. Mr. Rorer is on the board
                                                 of Pilot Software Acquisition Corp.

Cynthia Englert, 38   Chief           Since      Chief Administrative Officer and Secretary
  U.S. Trust Company  Administrative  September  of UST Private Equity Investors Fund, Inc.,
  225 High Ridge Road Officer and     2001       Excelsior Venture Partners III, LLC and
  Stamford, CT 06905  Secretary                  Excelsior Venture Investors III, LLC, Ms.
                                                 Englert joined U.S. Trust as Vice President
                                                 of Finance and Administration in August
                                                 2001. She has held positions in fund
                                                 accounting and administration at Whitney
                                                 & Co. and various management reporting
                                                 and financial analysis positions at
                                                 Greenwich Capital Markets, Inc. Ms.
                                                 Englert graduated from Holy Cross College
                                                 with a B.A. degree in English. She holds a
                                                 M.B.A. degree from the University of
                                                 Connecticut.

   All officers of the Company are employees and/or officers of the Investment Adviser.

   Risk Factors. An investment in the securities of a business development company, such as the Company, involves certain risks not present in an investment in the securities of other companies, including other types of management investment companies.

   Portfolio Investment Risk. Under the 1940 Act, a business development company generally must be operated for the purpose of investing in the securities of certain present and former "eligible portfolio companies" or certain bankrupt or insolvent companies. Generally, eligible portfolio companies include companies that at the time of initial investment (i) do not have a class of securities included in the Federal Reserve Board's over-the-counter margin list (i.e., unregistered, private companies) or (ii) have total assets of less than $4 million, among other things. Although investing in such private or "small" companies offers the opportunity for significant capital gains, such investments also involve a high degree of business and financial risk that can result in substantial losses.

   The portfolio investments of the Company consist principally of securities of private companies that have been purchased in offerings not registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state's securities laws and may not be resold by the Company without registration or pursuant to an exemption. In addition, the securities of portfolio companies that are "public" companies may also be subject to restrictions on resale because they were acquired from the issuer in a "private placement" transaction or because the Company is deemed to be an affiliate of the issuer. Generally, the Company will not be able to sell these securities publicly without the expense and time required to register the securities under the Securities Act and applicable state securities laws, unless an exemption from such registration requirements is available. In addition, contractual or practical limitations may restrict the Company's ability to liquidate its securities in portfolio companies. These limitations on liquidity of the Company's investments could preclude or delay any disposition of such securities or reduce the amount of proceeds that might otherwise be realized.

   Incentive Compensation. Compensation paid by the Company to U.S. Trust is based in part on the capital appreciation of the Company's investments. Therefore, in making its investment decisions, U.S. Trust may have an incentive to make decisions that are riskier or more speculative than would be the case in the absence of this incentive compensation. For more information concerning the risks of investing in the Company, see the most recent prospectus of the Company which is included as a part of the Company's Registration Statement on Form N-2 (File No. 333-23811), which is filed with the Securities and Exchange Commission.

                         [LETTERHEAD OF EXCELSIOR FUNDS]

EXCELSIOR PRIVATE EQUITY FUND II, INC.
103 BELLEVUE PARKWAY
WILMINGTON, DE 19809

This Proxy is solicited by the Board of Directors of Excelsior Private Equity Fund II, Inc. (the "Company").

     This proxy is solicited by the Board of the Company for use at an annual meeting of shareholders to be held on March 21, 2003, at 10:00 a.m. (New York time), at the offices of United States Trust Company of New York, 114 West 47th Street, New York, New York 10036-1532.

     The undersigned hereby appoints Frank D. Bruno, Brian F. Schmidt and Cynthia Englert, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated annual meeting, and at all adjournments or postponements thereof, all shares representing interests in the Company held of record by the undersigned on January 24, 2003, the record date for the meeting, upon the following matters and upon any other matter that may come before the meeting, in their discretion.

     Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR each nominee for director.

     The proxies are authorized in their discretion to vote on any other business which may properly come before the meeting and any adjournments thereof. The proxies shall vote on adjournment in the manner contemplated by the Proxy Statement.

     Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

To vote by Telephone

1.    Read the Proxy Statement and have the Proxy card below at hand.
2.    Call 1-800-690-6903.
3. Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1.    Read the Proxy Statement and have the Proxy card below at hand.
2.    Go to Website www.proxyvote.com.
3. Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

Please sign and return promptly in enclosed envelope. No postage is required.

To Vote, Mark Blocks Below in Blue or Black Ink as Follows:  X

                       Keep This Portion For Your Records

--------------------------------------------------------------------------------
                      Detach And Return This Portion Only.

              This Proxy Card Is Valid Only When Signed And Dated.
--------------------------------------------------------------------------------

                     EXCELSIOR PRIVATE EQUITY FUND II, INC.

                           04 0000000000 214748570875

Vote On Directors

         01) John C. Hover II               02) Gene M. Bernstein
         03) Stephen V. Murphy              04) Victor F. Imbimbo, Jr.

         For                         Withhold                   For All
         All                         All                        Except
         [_]                            [_]                        [_]


To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

--------------------------------------------------------------------------------


--------------------------------                --------------------------------
Signature                  Date                 Signature (Joint Owners)    Date

(PLEASE SIGN WITHIN BOX)
NYC 253701v3